UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

XCF GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42687	33-4582264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3040 Post Oak Blvd. Floor 18 Suite 164 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(346) 630-4724

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SAFX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Other Events

On Aug 11, 2026, XCF Global (SAFX) announced initial sales of renewable diesel to Tartan Oil LLC. Tartan is a wholly owned subsidiary of Pilot Travel Centers LLC, the largest travel center operator in North America and a Berkshire Hathaway company. Based on current production, logistics, diesel prices and incentives shaping the market today, XCF believes these sales to Tartan could range from $12,860,000 to $13,860,000 in revenue per month. These estimates relate only to the announced Tartan sales and do not reflect XCF’s total expected company revenue. The estimate is based on assumptions that these sales will continue at the current volume and subject to current market conditions.

The information contained in Item 8.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, and such information shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties, including statements regarding XCF Global’s sales of renewable diesel; its commercial operations and growth strategy; the production and continued production of renewable diesel at New Rise Renewables Reno; commercial fuel deliveries under the Company’s previously announced commercial framework; current and future D4 RIN values, renewable fuel credit market conditions and the RIN value associated with renewable diesel production; the anticipated effects of EPA’s final 2026 and 2027 renewable fuel volume requirements on demand for renewable fuels and compliance credits; long-term demand for renewable diesel and sustainable aviation fuel; potential expansion opportunities in Nevada, North Carolina and Florida; and XCF Global’s ability to execute its commercial strategy and realize the benefits of prevailing renewable fuel credit market conditions.

All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements concern future circumstances and results and are sometimes identified by words such as “aim,” “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “designed,” “estimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” “objective,” “goal” or similar expressions. Forward-looking statements are based upon current plans, estimates, expectations and assumptions that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements.

Important factors that could cause actual results, developments or outcomes to differ materially include, among others: Tartan’s volume requirements for renewable diesel; changes in domestic and foreign business, market, financial, political and legal conditions; volatility in RIN values and other renewable fuel credit markets, which are market-based, may fluctuate significantly and are not indicative of future values; changes to the Renewable Fuel Standard program, renewable volume obligations, small refinery exemptions or other federal or state renewable fuel policies or their implementation and enforcement by EPA; reliance on third-party data, including EIA data, that XCF Global has not independently verified; XCF Global’s ability to integrate operations and implement its business plan on its anticipated timeline; XCF Global’s ability to raise financing to fund its operations and business plan and the terms of any such financing; risks related to project development, permitting, financing, construction, commissioning and commercialization; risks related to the operation and ramp-up of New Rise Renewables Reno, including feedstock availability and pricing and the Company’s ability to sustain commercial production and deliveries; changes in applicable laws or regulations; risks related to extensive regulation and compliance obligations; the availability of tax credits and other government support; risks relating to XCF Global’s and New Rise’s intellectual property rights; and other risks, uncertainties and factors set forth in XCF Global’s filings with the U.S. Securities and Exchange Commission, including its most recent annual report and other filings XCF Global has made or will make in the future.

Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not guarantees of future performance or outcomes. XCF Global undertakes no obligation to update or revise any forward-looking statements, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated August 11, 2026
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2026
XCF GLOBAL, INC.

	By:	/s/ Christopher Cooper
	Name:	Christopher Cooper
	Title:	Chief Executive Officer